EXHIBIT 99.2

                               RECKSON 401(k) PLAN
        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

I, Scott H. Rechler, Co-Chief Executive Officer of Reckson Associates Realty Corp., certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Annual Report on Form 11-K of the Reckson 401(k) Plan (the "Plan") for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 24, 2003

                                               /s/ Scott H. Rechler
                                 -----------------------------------------------
                                 Scott H. Rechler, Co-Chief Executive Officer of
                                           Reckson Associates Realty Corp.

A signed original of this written statement required by Section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.